                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii. The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
 COUNSELOR SERIES TRUST)                INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
 FUNDS)                                 FUND
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO EXCHANGE FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME 2023 TARGET TERM
 SERIES)                                FUND
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO HIGH INCOME TRUST II
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MANAGEMENT TRUST
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL INCOME
 INVESTMENT FUNDS)                      OPPORTUNITIES TRUST
 AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL OPPORTUNITY TRUST
 (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO MUNICIPAL TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO PENNSYLVANIA VALUE MUNICIPAL
 FUNDS)                                 INCOME TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO QUALITY MUNICIPAL INCOME TRUST
 TAX-EXEMPT FUNDS)                      INVESCO SECURITIES TRUST
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO SENIOR INCOME TRUST
 TREASURER'S SERIES TRUST)              INVESCO TRUST FOR INVESTMENT GRADE
 AIM VARIABLE INSURANCE FUNDS (INVESCO  MUNICIPALS
 VARIABLE INSURANCE FUNDS)              INVESCO TRUST FOR INVESTMENT GRADE
 INVESCO ADVANTAGE MUNICIPAL INCOME     NEW YORK MUNICIPALS
 TRUST II                               INVESCO VALUE MUNICIPAL INCOME TRUST
 INVESCO BOND FUND

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                              EXHIBIT A TO ADVISORY FEE MOA
AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                                               EXPIRATION
SERIES TRUST)                      WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
------------------       ---------------------------------------  -------------- ----------
Invesco Strategic Real   Invesco will waive advisory fees in an
Return Fund                 amount equal to the advisory fees
                             earned on underlying affiliated
                                       investments                  4/30/2014    06/30/2019

AIM INVESTMENT
FUNDS (INVESCO                                                                   EXPIRATION
INVESTMENT FUNDS                   WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
----------------         ---------------------------------------  -------------- ----------
Invesco Balanced-Risk    Invesco will waive advisory fees in an
Commodity Strategy          amount equal to the advisory fees
Fund                         earned on underlying affiliated
                                       investments                   02/24/15    06/30/2019

Invesco Global Targeted  Invesco will waive advisory fees in an
Returns Fund                amount equal to the advisory fees
                             earned on underlying affiliated
                                       investments                  12/17/2013   06/30/2019

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                                             EXPIRATION
SERIES TRUST)                      WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
--------------------     ---------------------------------------  -------------- ----------
Premier Portfolio        Invesco will waive advisory fees in the
                         amount of 0.07% of the Fund's average
                         daily net assets                            2/1/2011    12/31/2017

Premier U.S.             Invesco will waive advisory fees in the
Government Money         amount of 0.07% of the Fund's average
Portfolio                daily net assets                            2/1/2011    12/31/2017

Premier Tax-Exempt       Invesco will waive advisory fees in the
Portfolio                amount of 0.05% of the Fund's average
                         daily net assets                           06/01/2016   12/31/2017

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                    ------------------ ---------------
Invesco American Franchise Fund              February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund      February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund        February 12, 2010   June 30, 2019
Invesco Equity and Income Fund               February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2019
Invesco Growth and Income Fund               February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund    February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                   February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal
  Fund                                       September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund             February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                    EFFECTIVE DATE COMMITTED UNTIL
---------                                    -------------- ---------------
Invesco Charter Fund                          July 1, 2007   June 30, 2019
Invesco Diversified Dividend Fund             July 1, 2007   June 30, 2019
Invesco Summit Fund                           July 1, 2007   June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2019
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2019
Invesco International Small Company Fund          July 1, 2007   June 30, 2019
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                         ----------------- ---------------
Invesco Alternative Strategies Fund          October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund          February 12, 2010  June 30, 2019
Invesco Global Low Volatility Equity Yield
  Fund                                         July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund               July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund           October 14, 2014   June 30, 2019
Invesco Quality Income Fund                  February 12, 2010  June 30, 2019
Invesco Small Cap Growth Fund                  July 1, 2007     June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                         ----------------- ---------------
Invesco Asia Pacific Growth Fund               July 1, 2007     June 30, 2019
Invesco European Growth Fund                   July 1, 2007     June 30, 2019
Invesco Global Growth Fund                     July 1, 2007     June 30, 2019
Invesco Global Opportunities Fund             August 3, 2012    June 30, 2019
Invesco Global Responsibility Equity Fund      June 30, 2016    June 30, 2019
Invesco Global Small & Mid Cap Growth Fund     July 1, 2007     June 30, 2019
Invesco International Companies Fund         December 21, 2015  June 30, 2019
Invesco International Core Equity Fund         July 1, 2007     June 30, 2019
Invesco International Growth Fund              July 1, 2007     June 30, 2019
Invesco Select Opportunities Fund             August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco All Cap Market Neutral Fund          December 17, 2013   June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/        May 29, 2009     June 30, 2019
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                    November 29, 2010   June 30, 2019
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2019
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2019
Invesco Emerging Markets Flexible Bond
  Fund/3/                                      June 14, 2010     June 30, 2019
Invesco Endeavor Fund                           July 1, 2007     June 30, 2019
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2019
Invesco Global Infrastructure Fund              May 2, 2014      June 30, 2019
Invesco Global Market Neutral Fund           December 17, 2013   June 30, 2019
Invesco Global Targeted Returns Fund/5/      December 17, 2013   June 30, 2019
Invesco Greater China Fund                      July 1, 2007     June 30, 2019
Invesco Long/Short Equity Fund               December 17, 2013   June 30, 2019
Invesco Low Volatility Emerging Markets Fund December 17, 2013   June 30, 2019
Invesco Macro Allocation Strategy Fund/4/    September 25, 2012  June 30, 2019
Invesco Macro International Equity Fund      December 17, 2013   June 30, 2019
Invesco Macro Long/Short Fund                December 17, 2013   June 30, 2019
Invesco MLP Fund                              August 29, 2014    June 30, 2019
Invesco Multi-Asset Income Fund/6/           December 13, 2011   June 30, 2019
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2019
Invesco Select Companies Fund                   July 1, 2007     June 30, 2019
Invesco World Bond Fund                         July 1, 2007     June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                         ----------------- ---------------
Invesco Corporate Bond Fund                  February 12, 2010  June 30, 2019
Invesco Global Real Estate Fund                July 1, 2007     June 30, 2019
Invesco Government Money Market Fund           July 1, 2007     June 30, 2019
Invesco High Yield Fund                        July 1, 2007     June 30, 2019
Invesco Real Estate Fund                       July 1, 2007     June 30, 2019
Invesco Short Duration Inflation Protected
  Fund                                         July 1, 2007     June 30, 2019
Invesco Short Term Bond Fund                   July 1, 2007     June 30, 2019
Invesco U.S. Government Fund                   July 1, 2007     June 30, 2019


--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco American Value Fund                  February 12, 2010  June 30, 2019
 Invesco Comstock Fund                        February 12, 2010  June 30, 2019
 Invesco Energy Fund                            July 1, 2007     June 30, 2019
 Invesco Dividend Income Fund                   July 1, 2007     June 30, 2019
 Invesco Gold & Precious Metals Fund            July 1, 2007     June 30, 2019
 Invesco Mid Cap Growth Fund                  February 12, 2010  June 30, 2019
 Invesco Small Cap Value Fund                 February 12, 2010  June 30, 2019
 Invesco Technology Fund                        July 1, 2007     June 30, 2019
 Invesco Technology Sector Fund               February 12, 2010  June 30, 2019
 Invesco Value Opportunities Fund             February 12, 2010  June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco High Yield Municipal Fund            February 12, 2010  June 30, 2019
 Invesco Intermediate Term Municipal Income
   Fund                                       February 12, 2010  June 30, 2019
 Invesco Municipal Income Fund                February 12, 2010  June 30, 2019
 Invesco New York Tax Free Income Fund        February 12, 2010  June 30, 2019
 Invesco Tax-Exempt Cash Fund                   July 1, 2007     June 30, 2019
 Invesco Limited Term Municipal Income Fund     July 1, 2007     June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco V.I. American Franchise Fund         February 12, 2010  June 30, 2019
 Invesco V.I. American Value Fund             February 12, 2010  June 30, 2019
 Invesco V.I. Balanced-Risk Allocation
   Fund/7/                                    December 22, 2010  June 30, 2019
 Invesco V.I. Comstock Fund                   February 12, 2010  June 30, 2019
 Invesco V.I. Core Equity Fund                  July 1, 2007     June 30, 2019
 Invesco V.I. Core Plus Bond Fund              April 30, 2015    June 30, 2019
 Invesco V.I. Diversified Dividend Fund       February 12, 2010  June 30, 2019
 Invesco V.I. Equally-Weighted S&P 500 Fund   February 12, 2010  June 30, 2019
 Invesco V.I. Equity and Income Fund          February 12, 2010  June 30, 2019
 Invesco V.I. Global Core Equity Fund         February 12, 2010  June 30, 2019
 Invesco V.I. Global Health Care Fund           July 1, 2007     June 30, 2019
 Invesco V.I. Global Real Estate Fund           July 1, 2007     June 30, 2019
 Invesco V.I. Government Money Market Fund      July 1, 2007     June 30, 2019
 Invesco V.I. Government Securities Fund        July 1, 2007     June 30, 2019
 Invesco V.I. Growth and Income Fund          February 12, 2010  June 30, 2019
 Invesco V.I. High Yield Fund                   July 1, 2007     June 30, 2019
 Invesco V.I. International Growth Fund         July 1, 2007     June 30, 2019
 Invesco V.I. Managed Volatility Fund           July 1, 2007     June 30, 2019
 Invesco V.I. Mid Cap Core Equity Fund          July 1, 2007     June 30, 2019
 Invesco V.I. Mid Cap Growth Fund             February 12, 2010  June 30, 2019
 Invesco V.I. S&P 500 Index Fund              February 12, 2010  June 30, 2019
 Invesco V.I. Small Cap Equity Fund             July 1, 2007     June 30, 2019
 Invesco V.I. Technology Fund                   July 1, 2007     June 30, 2019
 Invesco V.I. Value Opportunities Fund          July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Exchange Fund                        September 30, 2015  June 30, 2019

                           INVESCO SECURITIES TRUST

 FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
 ----                                         ---------------- ---------------
 Invesco Balanced-Risk Aggressive Allocation
   Fund/8/                                    January 16, 2013  June 30, 2019

                           INVESCO MANAGEMENT TRUST

  FUND                                         EFFECTIVE DATE COMMITTED UNTIL
  ----                                         -------------- ---------------
  Invesco Conservative Income Fund              July 1, 2014   June 30, 2019

                               CLOSED-END FUNDS

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Advantage Municipal Income Trust II     May 15, 2012     June 30, 2019
Invesco Bond Fund                             August 26, 2015    June 30, 2019
Invesco California Value Municipal Income
  Trust                                         May 15, 2012     June 30, 2019
Invesco Dynamic Credit Opportunities Fund       May 15, 2012     June 30, 2019
Invesco High Income 2023 Target Term Fund    November 28, 20016  June 30, 2019
Invesco High Income Trust II                    May 15, 2012     June 30, 2019
Invesco Municipal Income Opportunities Trust  August 26, 2015    June 30, 2019
Invesco Municipal Opportunity Trust             May 15, 2012     June 30, 2019
Invesco Municipal Trust                         May 15, 2012     June 30, 2019
Invesco Pennsylvania Value Municipal Income
  Trust                                         May 15, 2012     June 30, 2019
Invesco Quality Municipal Income Trust        August 26, 2015    June 30, 2019
Invesco Senior Income Trust                     May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade
  Municipals                                    May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade New York
  Municipals                                    May 15, 2012     June 30, 2019
Invesco Value Municipal Income Trust            June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.